77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On April 1, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 20,000 par value of common stock notes of Warner Music Group (Securities) for a total purchase price of $20,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On April 29, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 200,000 par value of common stock notes of Triad Hosps Inc (Securities) for a total purchase price of $200,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On June 24, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 10,000 par value of equity of K2 Inc (Securities) for a total purchase price of $10,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On June 18, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 25,000 par value of common stock notes of Plains Expl & Prodtn Co (Securities) for a total purchase price of $24,869.50 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On June 22, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 80,000 par value of common stock notes of Pride Intl Inc Del (Securities) for a total purchase price of $79,579.20 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On July 16, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 100,000 par value of common stock notes of Freescale Semiconductor Inc (Securities) for a total purchase price of $100,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On August 12, 2004, Liberty Asset Allocation Fund,VS (Fund) purchased 50,000 par value of common stock notes of Newfield Expl Co (Securities) for a total purchase price of $50,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund,VS (Fund)

On November 8, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 25,000 par value of common stock notes of Citizens Communication Co (Securities) for a total purchase price of $25,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On November 23, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 25,000 par value of common stock notes of Owens Brockway Glass Container (Securities) for a total purchase price of $25,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On November 22, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 35,000 par value of bonds of Wynn Las Vegas LLC (Securities) for a total purchase price of $35,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On December 1, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 100,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $99,056.00 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On December 15, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 5,000 par value of common stock notes of Church & Dwight Inc (Securities) for a total purchase price of $5,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS(Fund)

On Ocotber 27, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 300 par value of equity of Dreamworks Animation Skg (Securities) for a total purchase price of $8,400.00 from JP Morgan Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On November 10, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 1,400 par value of equity of Nalco Hldg Co (Securities) for a total purchase price of $21,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On April 19, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 900 par value of equity of Community Health Sys Inc New (Securities) for a total purchase price of $22,050.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS (Fund)

On November 4, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 200 par value of equity of Marketaxess Hldgs Inc (Securities) for a total purchase price of $2,200.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Asset Allocation Fund, VS(Fund)

On December 15, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 400 par value of equity of Advance Amer Cash Advance (Securities) for a total purchase price of $6,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3

Liberty Asset Allocation Fund, VS(Fund)

On June 30, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 900 par value of equity of Lifetime Fitness (Securities) for a total purchase price of $166.50 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

Liberty Asset Allocation Fund, VS(Fund)

On September 22, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 2,700 par value of equity of Educate, Inc. (Securities) for a total purchase price of $29,700.00 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.


Liberty Asset Allocation Fund, VS(Fund)

On September 23, 2004, Liberty Asset Allocation Fund, VS (Fund) purchased 1,900 par value of equity of Carters, Inc. (Securities) for a total purchase price of $49,780.00 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Federal Securities Fund VS (Fund)

On August 3, 2004, Liberty Federal Securities Fund VS (Fund) purchased 1,000,000 par value of common stock of notes of Proctor & Gamble (Securities) for a total purchase price of $996,710.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Small Co Growth Fund VS (Fund)

On September 23, 2004, Liberty Small Co Growth Fund VS (Fund) purchased 14,500 par value of common stock notes of Carter Holdings (Securities) for a total purchase price of $379,900.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Small Co Growth Fund VS (Fund)

On September 23, 2004, Liberty Small Co Growth Fund VS (Fund) purchased 100 par value of common stock notes of Carter Holdings (Securities) for a total purchase price of $2,620.00 from Morgan Keegan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.

77O Transactions effected pursuant to Rule 10f-3
Liberty Small Co Growth Fund VS (Fund)

On December 15, 2004, Liberty Small Co Growth Fund VS (Fund) purchased 3,200 par value of equity of Advance Amer Cash Advance (Securities) for a total purchase price of $48,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.


77O Transactions effected pursuant to Rule 10f-3
Liberty Small Cap Value Fund VS (Fund)

On June 29, 2004, Liberty Small Cap Value Fund VS (Fund) purchased 18,300 par value of equity of Lifetime Fitness (Securities) for a total purchase price of $3,385.50 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; ABN Amro;
BBV Securities Inc; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Wells Fargo Securities; HSBC Securities; ING Bank NV/United States; PNC Capital Markets; RBC Dain Rauscher; RBS Greenwich Capital; State Street Capital;
TD Securities; Tokyo-Mitsubishi International PLC;Morgan Stanley & Co, International; Williams Capital Group LP; Citigroup Global; Lehman Brothers.